UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 28, 2024

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), on October 28, 2024 the stockholders of Concentrix Corporation (the “Company”) approved the Concentrix Corporation Amended and Restated 2020 Stock Incentive Plan (the “2020 Plan”) at a Special Meeting of Stockholders (the “Special Meeting”) that (i) increased the number of authorized shares thereunder by 3,000,000 shares and (ii) removed the evergreen provision, among other amendments. The 2020 Plan was previously approved by the Company’s Board of Directors (the “Board”).

The material terms and conditions of the Plan have been previously described under Proposal No. 2 of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (“SEC”) on September 17, 2024 (the “Proxy Statement”), and are incorporated by reference into Item 5.02 of this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On October 28, 2024, the Company held a Special Meeting for which the Company’s Board solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

At the Special Meeting, at which a quorum was present, the Company’s stockholders (1) approved a proposal to amend Article IX of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to remove the 66-2/3% supermajority voting standard required to amend or repeal Articles V, VII, VIII, or IX of the Charter (the “Charter Amendment”), (2) approved a proposal to amend and restate the 2020 Plan, including to (i) increase the number of authorized shares thereunder by 3,000,000 shares and (ii) remove the evergreen provision, among other amendments (the “2020 Plan Proposal”), and (3) approved the proposal for the adjournment of the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve either of the foregoing proposals (the “Adjournment Proposal”).

Set forth below are the final voting results for these proposals, each of which were described in the Company’s Proxy Statement filed with the SEC on September 17, 2024:

1.Proposal No. 1: The Charter Amendment:

For	Against	Abstain	Broker Non-Votes
56,024,770	116,157	169,527	—

2.Proposal No. 2: The 2020 Plan Proposal:

For	Against	Abstain	Broker Non-Votes
41,051,074	15,086,888	172,492	—

3.Proposal No. 3: The Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes
40,744,905	15,392,761	172,788	—

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Concentrix Corporation Amended and Restated 2020 Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2024	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal